INQQ The India Internet ETF

Schedule of Investments

May 31, 2025 (Unaudited)

Description	Shares	Fair Value

COMMON STOCK†† — 99.7%

India — 96.3%

Communication Services — 8.6%
Affle India*	88,166	$1,788,150
Info Edge India	150,015	2,502,441
Nazara Technologies*	81,035	1,226,391
		5,516,982

Consumer Discretionary — 28.4%
BrainBees Solutions*	359,116	1,462,273
Cartrade Tech*	65,243	1,184,018
Easy Trip Planners*	2,793,720	366,293
FSN E-Commerce Ventures*	1,439,500	3,419,138
Jubilant Foodworks	384,271	2,943,720
Le Travenues Technology*	654,835	1,348,926
MakeMyTrip*	34,063	3,461,823
Zomato*	1,475,553	4,109,133
		18,295,324

Consumer Staples — 4.6%
Honasa Consumer*	197,921	731,897
Swiggy*	583,922	2,272,571
		3,004,468

Energy — 8.8%
Reliance Industries	340,753	5,657,913

Financials — 35.2%
Angel One	71,344	2,530,784
Bajaj Finance	58,594	6,285,974
Go Digit General Insurance*	279,343	1,126,186
Indian Energy Exchange	1,266,125	2,967,238
Jio Financial Services*	1,089,572	3,649,732
One 97 Communications*	274,670	2,858,077
PB Fintech*	159,840	3,290,378
		22,708,369

Industrials — 5.0%
IndiaMart InterMesh	45,564	1,241,928
TeamLease Services*	19,351	442,241
Zinka Logistics Solutions*	297,871	1,531,908
		3,216,077

Information Technology — 5.7%
CE Info Systems	40,396	913,990
Intellect Design Arena	120,218	1,647,229
Route Mobile	26,450	293,400
Description	Shares	Fair Value

India — continued

Information Technology — continued
Tanla Platforms	109,364	$791,779
		3,646,398
		62,045,531
Sweden — 3.4%

Information Technology — 3.4%
Truecaller, Cl B	324,297	2,184,500

Total Common Stock
(Cost $55,713,027)		64,230,031

Total Investments - 99.7%
(Cost $55,713,027)		$64,230,031

Percentages are based on net assets of $64,438,274.

††	Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
*	Non-income producing security.

Cl — Class

INQ-QH-001-0700